UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        July 30, 2003
                                                --------------------------------

                      National Residential Properties, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  0-27159                  65-0439467
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)                Identification No.)

      6915 Red Road, Suite #222, Coral Gables, Florida                  33143
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (305) 666-6565
                                                  ------------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets

Pursuant to a Vacant Land Contract (the "AGREEMENT") by and between the registrant and WBS Management & Acquisition Corp. (or its assignee) ("BUYER") dated as of May 29, 2003, on July 30, 2003 the registrant sold and transferred title to that real property commonly known as Lots 1 through 40, Block A and Lots 1 through 22, Block B, Eagle Trace Subdivision (the "PROPERTY").

The purchase price for the Property was $1,980,000 (the "PURCHASE PRICE"). The Purchase Price was determined through arms-length negotiations. The registrant did not have any previous relationship with Buyer. Buyer paid the Purchase Price by delivering to the registrant an initial deposit of $50,000, an additional deposit of $50,000, and the balance of $1,880,000.

Item 7.  Financial Statements and Exhibits

Exhibit
 Number                           Description
 ------                           -----------
  2.1       Vacant Land Contract by and between the registrant and WBS
            Management & Acquisition Corp. (or its assignee) dated as of May 29,
            2003.
                                   SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          National Residential Properties, Inc.
                                          -------------------------------------
                                                       (Registrant)
 Date       August 13, 2003               /s/ RICHARD ASTROM
     --------------------------------     -------------------------------------
                                              Richard Astrom
                                              (Chief Executive Officer)

--------------------------------------------------------------------------------
                                  EXHIBIT INDEX


   Exhibit                         Description                            Page
    Number                         -----------                           Number
    ------                                                               ------

     2.1         Vacant Land Contract by and between the registrant        3
                 and WBS Management & Acquisition Corp. (or its assignee) dated as of May 29, 2003.

                                       2